LIFE PARTNERS TO POST RECORD EARNINGS

WACO, TX — December 15, 2008 — Life Partners Holdings, Inc. (NASDAQ GM: LPHI), parent company of Life Partners, Inc., today announced another quarter of record earnings as it issued guidance for its third fiscal quarter and nine months ended November 30, 2008.  For the quarter, Life Partners expects to report a 38% increase in net earnings which were $7.3 million or $0.61 per share compared with earnings of $5.2 million or $0.44 per share for the same period of last year.  For the nine months ended November 30, 2008, the company expects to report earnings of $20.1 million or $1.69 per share compared with $14.3 million or $1.19 per share for the same period last year.

For the quarter ended November 30, 2008, Life Partners expects to report $28.1 million in revenues, a 46% increase over the $19.3 million it reported for the same period last year.  For the  nine months ended November 30, 2008, the company expects to report revenues of $77.3 million, which is a 42% increase compared to $54.5 million for the same period last year.

Among other key financial results that LPHI expects to report are:

THIRD QUARTER
	Ended 11-30-2008		Ended 11-30-2007		% of Change
Revenues	$28.1	million	$19.3	million	46% increase
Income from Operations	$10.6	million	$ 7.5	million	41% increase
Pre-tax Income	$11.2	million	$ 8.0	million	40% increase
Net Income	$ 7.3	million	$ 5.2	million	40% increase
Earnings Per Share	$ 0.61		$ 0.44		39% increase

NINE MONTHS
	Ended 11-30-2008		Ended 11-30-2007		% of Change
Revenues	$77.3	million	$54.5	million	42% increase
Income from Operations	$30.0	million	$20.3	million	48% increase
Pre-tax Income	$31.0	million	$21.5	million	44% increase
Net Income	$20.1	million	$14.3	million	41% increase
Earnings Per Share	$ 1.69		$ 1.19		42% increase

BALANCE SHEET COMPARISON

THIRD QUARTER
	As of 11-30-2008		As of 11-30-2007		% of Change
Current Assets	$29.5	million	$25.2	million	17% increase
Current Liabilities	$ 6.7	million	$11.1	million	40% decrease
Current Ratio	4.4 : 1		2.3 : 1
Working Capital	$22.8	million	$14.2	million	61% increase
Total Assets	$45.4	million	$31.6	million	44% increase
Total Liabilities	$ 7.4	million	$12.2	million	39% decrease
Shareholder Equity	$38.0	million	$19.4	million	96% increase
Return on Assets	75.7%		74.1%
Return on Equity	101.6%		120.4%
Operating Return On Capital	148.0%		172.9%

Life Partners also released its preliminary consolidated balance sheet and income statement for the quarter ended November 30, 2008:

LIFE PARTNERS HOLDINGS, INC.
PRELIMINARY CONSOLIDATED BALANCE SHEET COMPARISON
AS OF NOVEMBER 30, 2008 AND 2007
(unaudited)

ASSETS
	November 30,
CURRENT ASSETS:	2008	2007
Cash	$19,983,033	$3,268,934
Investment in securities	2,512,697	4,773,102
Accounts receivable - trade	6,120,203	16,814,503
Accounts receivable - employees	54,132	67,189
Accounts receivable - other	133,431	100,000
Notes receivable	548,517	-
Prepaid expenses	179,694	215,978
Total current assets	29,531,706	25,239,706
PROPERTY AND EQUIPMENT:
Land and building	2,131,285	1,990,261
Proprietary software	499,046	421,187
Furniture, fixtures and equipment	1,220,883	800,041
Transportation equipment	145,300	1,039,500
	3,996,514	4,141,027
Accumulated depreciation	(1,383,976)	(1,101,403)
Total property and equipment	2,612,538	3,149,586
OTHER ASSETS:
Investments in policies	7,497,856	943,559
Artifacts	831,700	831,700
Deferred income taxes	3,165,624	1,429,816
Total other assets	13,245,180	3,205,075
Total Assets	45,389,425	31,594,367

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	5,241,125	6,670,122
Accrued liabilities - contingencies and other	894,947	910,070
Current portion of long-term debt	45,678	92,607
Short-term notes payable	-	1,304,557
Deferred Revenue	225,450	265,550
Income taxes payable	286,053	1,835,254
Total current liabilities	6,694,252	11,078,160
LONG-TERM DEBT, net of current portion shown above	743,370	1,144,862
SHAREHOLDERS’ EQUITY
Common Stock, $0.01 par value 18,750,000 shares authorized,
12,019,483 shares and outstanding	120,194	120,194
Additional paid-in capital	11,490,360	11,490,360
Retained earnings	30,369,580	9,107,844
Accumulated other comprehensive loss, net of taxes	(2,393,267)	(974,912)
Less: Notes receivable issued for common stock	-	(372,141)
Less: Treasury stock – 132,270 shares	(1,635,064)	-
Total shareholders' equity	37,951,803	19,371,345
Total liabilities & shareholders' equity	45,389,425	31,594,367

LIFE PARTNERS HOLDINGS, INC.
PRELIMINARY CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND NINE MONTHS ENDED NOVEMBER 30, 2008 AND 2007
(2008 unaudited)

	Three Months Ended		Nine Months Ended
	November 30,		November 30,
	2008	2007	2008	2007
REVENUES	$28,103,930	$19,298,726	$77,330,801	$54,523,811
BROKERAGE FEES	13,857,587	9,424,871	37,412,230	27,151,344
REVENUES, NET OF BROKERAGE FEES	14,246,343	9,873,855	39,918,571	27,372,467
OPERATING AND ADMINISTRATIVE EXPENSES:
General and administrative	2,878,140	2,168,305	8,104,980	6,005,064
Premium advances, net	292,716	232,316	1,061,081	582,088
Settlement costs	390,510	(81,658)	952,881	246,560
Depreciation and amortization	82,514	65,498	243,125	220,293
	3,643,880	2,384,461	10,362,066	7,054,005
INCOME FROM OPERATIONS	10,602,463	7,489,394	29,556,505	20,318,462
OTHER INCOME (EXPENSES):
Interest and other income	650,433	520,635	1,535,688	1,352,138
Interest expense	(13,513)	(50,804)	(48,151)	(133,533)
Realized gain on investments	-	-	-	10,540
	636,920	469,831	1,487,537	1,229,145
INCOME BEFORE INCOME TAXES	11,239,383	7,959,225	31,044,042	21,547,607
INCOME TAXES:
Current tax expense	4,030,840	2,768,030	11,186,053	7,377,254
Deferred tax benefit	(74,334)	(24,500)	(276,952)	(110,399)
	3,956,506	2,743,530	10,909,101	7,266,855
NET INCOME	$7,282,878	$5,215,695	$20,134,942	$14,280,752
EARNINGS PER SHARE	$.61	$0.44	$1.69	$1.19
AVERAGE COMMON AND COMMON
EQUIVALENT SHARES OUTSTANDING	11,887,213	11,967,637	11,894,806	11,965,342

Life Partners Chief Executive Officer, Brian Pardo, said, “There is no question that investors are more wary now than they have been in a generation.  That’s why the demand for our services continues to grow.  Investors are looking for asset-based investments which are not correlated to the financial markets.  Life Partners deals exclusively with assets that have an inherent value and do not rely on future market performance to realize gains.  During this time of extreme market volatility, our clients’ investments in life settlements have remained completely unaffected and that is the kind of diversification that investors want in today’s market.”

The Company plans to report its earnings in its Form 10-Q to be filed with the Securities and Exchange Commission on or about January 9, 2009.

Life Partners is the world's oldest and one of the most active companies in the United States engaged in the secondary market for life insurance, commonly called "life settlements". Since its incorporation in 1991, Life Partners has completed over 84,000 transactions for its worldwide client base of over 20,000 high net worth individuals and institutions in connection with the purchase of over 6,000 policies totaling over $1.7 billion in face value.

Safe Harbor - This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors.  The statements in this news release that are not historical statements, including statements regarding future financial performance, the market for our services, the growth in the life settlement market and our growth within that market, are forward-looking statements within the meaning of the federal securities laws.  These statements are subject to numerous risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially from such statements.  For information concerning these risks and uncertainties, see our most recent Form 10-K.  We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

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FOR MORE INFORMATION, CONTACT:
Shareholder Relations (254) 751-7797 or info@ LPHI.com

Visit our website at: www.lphi.com